UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 2, 2005

                                 Homestore, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                    000-26659                   95-4438337
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

                            30700 Russell Ranch Road
                       Westlake Village, California 91362
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (805) 557-2300


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                TABLE OF CONTENTS
                                -----------------

Item 1.01 Entry into a Material Definitive Agreement.
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Item 9.01 Exhibits.
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SIGNATURE
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EXHIBIT INDEX
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EXHIBIT 99.1
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Item 1.01 Entry into a Material Definitive Agreement.
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On February 2, 2005, Homestore, Inc. (the "Company"), Homestore Sales Company,
Inc., a wholly owned subsidiary of the Company, and NRT Incorporated ("NRT"), entered into a Master Distribution Agreement (the "Agreement") pursuant to which NRT has agreed to purchase certain of the Company's products and services offered through the Company's website Realtor.com. Pursuant to the terms of the Agreement, the Company has agreed to enhance on Realtor.com all of NRT's residential listings, as well as provide NRT with featured home and featured company products on Realtor.com.

The initial term of the Agreement is one year commencing on April 1, 2005, with NRT having the option, in its sole discretion, to renew the term for two successive annual periods. In the event NRT exercises such renewal options, NRT would be required to pay the Company an aggregate of at least $38 million over such three-year period, with NRT's annual payments to the Company increasing year over year. The Master Distribution Agreement also contains mutual confidentiality and indemnification obligations.

On February 3, 2005, the Company issued a press release announcing that it had entered into the Agreement. A copy of such press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The Company estimates that the incremental revenue arising from the Agreement during the Company's fiscal year ending December 31, 2005 will be between $3 million and $5 million, which amount will vary as a result of, among other things, the extent to which individual NRT real estate agents continue to purchase the Company's products and services notwithstanding the purchase of certain products on behalf of such agents by NRT.

This Current Report on Form 8-K includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. This Act provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about themselves so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the projected results. All statements other than statements of historical fact that we make in this Current Report on Form 8-K are forward-looking. In particular, the statements herein regarding our future revenue or results of operations are forward-looking statements. Forward-looking statements reflect our current expectations and are inherently uncertain. Our actual results may differ significantly from our expectations. Factors that could cause or contribute to such differences include those discussed in our Reports on Form 10-K, Form 10-Q and Form 8-K and in other documents we file with the Securities and Exchange Commission.

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Item 9.01 Exhibits.
-------------------

(c) Exhibits

99.1 Press Release dated February 3, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    HOMESTORE, INC.

Date: February 3, 2005                              By: /s/ Lewis R. Belote, III
                                                        ------------------------
                                                        Lewis R. Belote, III
                                                        Chief Financial Officer

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                                  EXHIBIT INDEX

99.1 Press Release dated February 3, 2005.